Exhibit 99.1

NEWS RELEASE

As previously announced, U.S. Cellular® will hold a teleconference on Nov. 5, 2008, at 10:00 a.m. Chicago time. Interested parties may listen to the call live via the Internet by accessing the Conference Calls page of www.teldta.com or www.uscc.com.

Contact:	Mark A. Steinkrauss, Vice President, Corporate Relations
(312) 592-5384 mark.steinkrauss@teldta.com

Julie D. Mathews, Manager, Investor Relations
(312) 592-5341 julie.mathews@teldta.com

FOR RELEASE:  IMMEDIATE

U.S. CELLULAR REPORTS INCREASES IN SERVICE, DATA REVENUES

Service and data revenues up 6.2 percent and 35 percent in the quarter

Note: Comparisons are year over year unless otherwise noted.

3Q 2008 Highlights

•                  6.2 percent increase in service revenues, to $1,013.9 million.

•                  34.5 percent increase in data revenues, to $130.2 million, representing 12.8 percent of service revenues.

•                  3.5 percent increase in ARPU (average monthly service revenue per unit), to $54.59.

•                  Retail postpay churn was unchanged at 1.6 percent; postpay customers comprised 94.8 percent of retail customers.

•                  7.4 percent increase in cell sites in service, to 6,716.

•                  Repurchased 150,000 common shares for $8.6 million to offset dilution from employee benefit plans.

CHICAGO – Nov. 5, 2008 – United States Cellular Corporation [NYSE:USM] reported service revenues of $1,013.9 million for the third quarter of 2008, a 6.2 percent increase from $954.5 million in the comparable period one year ago. The company recorded operating income of $120.0 million, up from $100.9 million in the third quarter of 2007. Net income and diluted earnings per share were $89.9 million and $1.02, respectively, for the third quarter of 2008, compared to $63.6 million and $0.72, respectively, in the comparable period one year ago.

“We had solid performance this quarter, with increased revenues and a slight expansion in our margins,” said John E. Rooney, U.S. Cellular president and CEO. “We had a four percent increase in ARPU, which has risen year over year for the past 12 quarters, and that helped to drive service revenues. Customers continue to choose our smart phones and touchscreen phones, and that’s helping to drive the increase in ARPU as well.

“We added 12,000 retail postpay customers in the quarter, fewer than we expected,” continued Rooney, “which might be partly a result of the overall economic downturn. Foot traffic in our stores has slowed a bit, and we also had some losses in the prepaid customer segment, resulting in an overall net loss of customers. However, retail postpay customers are 95 percent of our retail customer base, and the fact that retail postpay churn was flat in the third quarter compared to this period last year tells us that those customers are staying put.

“Going forward, we plan to continue to introduce high-value, high-demand products and services,” added Rooney, “such as the Delve™ premium touchscreen phone from Samsung, which will be available in early November. And to support our rapidly growing base of customers opting for our BlackBerry® and Windows Mobile® smartphone solutions, we brought mobile broadband (EVDO Release A) to several major metro markets in late October and plan to continue the expansion in 2009. Customers continue to respond positively to U.S. Cellular services and features that put their needs first, like My Contacts Backup, Your NavigatorTM, free inbound calling on all of our current rate plans, the ability to change plans with no fee, Premium Data Plans, and U.S. Cellular’s Search & Info, a new easyedgeSM application that gives customers the ability to easily search for ring tones, wallpapers, games and applications.

“The wireless industry remains very competitive, and we’re keeping our high-value, postpay customers satisfied by maintaining the high level of customer service they expect and deserve from their wireless company. U.S. Cellular has a competitive lineup of handsets and services, a strong balance sheet, and—most importantly—associates who are dedicated to ensuring an exceptional experience for our customers.”

Gain on sale of investments

The acquisition of Rural Cellular Corporation (“RCC”) by Verizon Wireless was completed in August.  The company received cash of $45 per share in exchange for each RCC share owned and recorded a $16.4 million gain.

Guidance

Guidance for the year ending Dec. 31, 2008 is as follows. There can be no assurance that final results will not differ materially from this guidance.

U.S. Cellular 2008 guidance as of Nov. 5, 2008 is as follows:

Net Retail Customer Additions	125,000-160,000
Service Revenues	$3,925-$3,975 million
Operating Income (1)	$385-$435 million
Depreciation, Amortization & Accretion (1) (2)	Approx. $615 million
Capital Expenditures (1)	$525-$575 million

(1) Unchanged from guidance issued on August 7, 2008.

(2) Includes losses on exchange and disposals of assets.

The foregoing guidance represents the views of management as of Nov. 5, 2008 and should not be assumed to be accurate as of any other date. U.S. Cellular undertakes no legal duty to update such information, whether as a result of new information, future events, or otherwise.

Conference call information

U.S. Cellular will hold a conference call on Nov. 5, 2008 at 10:00 a.m. Chicago time.

•                  Access the live call online at http://www.videonewswire.com/event.asp?id=52912 or on the Conference Calls page of www.uscellular.com.

•                  Access the call by phone at 800/706-9695 (US/Canada) and use conference ID #71161042.

Before the call, certain financial and statistical information to be discussed during the call will be posted to the Conference Calls page of www.uscellular.com, together with reconciliations to generally accepted accounting principles (GAAP) of any non-GAAP information to be disclosed. The call will be archived on the Conference Calls page of www.uscellular.com.

About U.S. Cellular®

United States Cellular Corporation, the nation’s sixth-largest, full-service wireless carrier, provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to nearly 6.2 million customers in 26 states. The Chicago-based company employed 8,400 full-time equivalent associates as of Sept. 30, 2008. For more information about U.S. Cellular, visit www.uscellular.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: The ability of the company to successfully manage and grow the operations of more recently launched markets; the current credit crisis affecting financial markets, and it effects on the overall economy; competition; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded our debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; uncertainty of access to the capital markets; risks and uncertainties relating to restatements and possible future restatements; ability to remediate the material weakness; pending and future litigation; changes in income tax rates, laws, regulations or rulings; acquisitions/divestitures of properties and/or licenses; and changes in customer growth rates, average monthly revenue per unit, churn rates, roaming revenue and terms, the availability of devices and the mix of products and services offered by the company. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by U.S. Cellular to furnish this press release to the SEC, which are incorporated by reference herein.

UNITED STATES CELLULAR CORPORATION

SUMMARY OPERATING DATA

Quarter Ended	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
Total Population:

Consolidated markets (1)	82,875,000	82,875,000	82,846,000	82,371,000	81,841,000

Consolidated operating markets (1)	45,493,000	45,493,000	45,262,000	44,955,000	44,955,000

All customers:
Customer units (2)	6,176,000	6,194,000	6,175,000	6,102,000	6,058,000
Gross customer unit additions	367,000	365,000	409,000	436,000	447,000
Net customer unit additions (losses)	(18,000)	16,000	74,000	44,000	48,000
Market penetration at end of period:
Consolidated markets (3)	7.5%	7.5%	7.5%	7.4%	7.4%
Consolidated operating markets (3)	13.6%	13.6%	13.6%	13.6%	13.5%
Retail customers:
Customer units (2)	5,674,000	5,677,000	5,640,000	5,564,000	5,500,000
Gross customer unit additions	325,000	318,000	360,000	367,000	374,000
Net postpay customer unit additions	12,000	33,000	71,000	70,000	73,000
Net prepay customer unit additions (losses)	(15,000)	1,000	14,000	(6,000)	(21,000)

Cell sites in service	6,716	6,596	6,452	6,383	6,255
Average monthly revenue per unit (4)	$54.59	$53.27	$52.24	$52.57	$52.73
Retail service revenue per unit (4)	$46.04	$45.62	$45.30	$45.45	$45.02
Inbound roaming revenue per unit (4)	$3.73	$3.40	$2.94	$3.09	$3.36
Long-distance/other revenue per unit (4)	$4.82	$4.25	$4.00	$4.03	$4.35
Minutes of use (MOU) - Voice (5)	695	704	701	689	680
Retail postpay churn rate per month (6)	1.6%	1.4%	1.4%	1.5%	1.6%
Construction Expenditures (000s)	$146,100	$137,800	$111,700	$188,100	$130,600

(1)          “Total population of consolidated markets” and “Total population of consolidated operating markets” are used only for the purposes of calculating market penetration of consolidated markets and consolidated operating markets, respectively, which is calculated by dividing customers by the total market population (without duplication of population in overlapping markets).

(2)          All customer units as of September 30, 2007, December 31, 2007 and March 31, 2008, and retail customer units as of March 31, 2008 have been adjusted from amounts previously reported, as a result of a review of U.S. Cellular’s customer reporting procedures.

(3)          Calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated markets and consolidated operating markets, respectively, as estimated by Claritas.

(4)          Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:

Service Revenues (000s)	$1,013,928	$987,352	$962,094	$957,896	$954,540
Components:
Retail service revenue (000s)	855,167	845,564	834,213	828,169	814,948
Inbound roaming revenue (000s)	69,319	63,033	54,089	56,358	60,843
Long-distance/other revenue (000s)	89,442	78,755	73,792	73,369	78,749

Divided by average customers (000s)	6,191	6,178	6,139	6,074	6,034
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per unit	$54.59	$53.27	$52.24	$52.57	$52.73
Retail service revenue per unit	$46.04	$45.62	$45.30	$45.45	$45.02
Inbound roaming revenue per unit	$3.73	$3.40	$2.94	$3.09	$3.36
Long-distance/other revenue per unit	$4.82	$4.25	$4.00	$4.03	$4.35

(5)          Average monthly local voice minutes of use per customer (without roaming).

(6)          Retail postpay churn rate per month is calculated by dividing the total monthly retail postpay customer disconnects during the quarter by the average retail postpay customer base for the quarter.

UNITED STATES CELLULAR CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS HIGHLIGHTS

Three Months Ended September 30,

(Unaudited, dollars and shares in thousands, except per share amounts)

			Increase (Decrease)
	2008	2007	Amount	Percent
Operating Revenues
Service	$1,013,928	$954,540	$59,388	6.2%
Equipment sales	77,947	61,294	16,653	27.2%
Total Operating Revenues	1,091,875	1,015,834	76,041	7.5%
Operating Expenses
System operations (excluding Depreciation, amortization and accretion reported below)	197,473	185,479	11,994	6.5%
Cost of equipment sold	180,584	161,428	19,156	11.9%
Selling, general and administrative	441,543	418,212	23,331	5.6%
Depreciation, amortization and accretion	145,434	148,014	(2,580)	(1.7)%
Loss on asset disposals, net	6,884	1,762	5,122	N/M
Total Operating Expenses	971,918	914,895	57,023	6.2%

Operating Income	119,957	100,939	19,018	18.8%

Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	22,319	23,782	(1,463)	(6.2)%
Interest and dividend income	1,137	3,395	(2,258)	(66.5)%
Gain on disposition of investments	16,628	—	16,628	N/M
Interest expense	(19,722)	(19,625)	(97)	(0.5)%
Other, net	391	179	212	N/M
Total Investment and Other Income (Expense)	20,753	7,731	13,022	N/M

Income Before Income Taxes and Minority Interest	140,710	108,670	32,040	29.5%
Income tax expense	45,506	41,154	4,352	10.6%
Income Before Minority Interest	95,204	67,516	27,688	41.0%
Minority share of income, net of tax	(5,255)	(3,961)	(1,294)	(32.7)%
Net Income	$89,949	$63,555	$26,394	41.5%

Basic Weighted Average Common Shares Outstanding	87,460	87,757	(297)	(0.3)%
Basic Earnings Per Share	$1.03	$0.72	$0.31	43.1%

Diluted Weighted Average Common Shares Outstanding	87,833	88,589	(756)	(0.9)%
Diluted Earnings Per Share	$1.02	$0.72	$0.30	41.7%

N/M - Percentage change not meaningful

UNITED STATES CELLULAR CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS HIGHLIGHTS

Nine Months Ended September 30,

(Unaudited, dollars and shares in thousands, except per share amounts)

			Increase (Decrease)
	2008	2007	Amount	Percent
Operating Revenues
Service	$2,963,374	$2,721,341	$242,033	8.9%
Equipment sales	226,949	200,813	26,136	13.0%
Total Operating Revenues	3,190,323	2,922,154	268,169	9.2%
Operating Expenses
System operations (excluding Depreciation, amortization and accretion reported below)	585,141	529,172	55,969	10.6%
Cost of equipment sold	526,815	460,413	66,402	14.4%
Selling, general and administrative	1,271,544	1,151,746	119,798	10.4%
Depreciation, amortization and accretion	433,222	439,990	(6,768)	(1.5)%
Loss on asset disposals, net	16,776	7,899	8,877	N/M
Total Operating Expenses	2,833,498	2,589,220	244,278	9.4%

Operating Income	356,825	332,934	23,891	7.2%

Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	66,361	69,860	(3,499)	(5.0)%
Interest and dividend income	4,471	8,598	(4,127)	(48.0)%
Fair value adjustment of derivative instruments	—	(5,388)	5,388	N/M
Gain on disposition of investments	16,628	131,686	(115,058)	(87.4)%
Interest expense	(60,611)	(64,634)	4,023	6.2%
Other, net	1,109	(315)	1,424	N/M
Total Investment and Other Income (Expense)	27,958	139,807	(111,849)	(80.0)%

Income Before Income Taxes and Minority Interest	384,783	472,741	(87,958)	(18.6)%
Income tax expense	137,062	176,542	(39,480)	(22.4)%
Income Before Minority Interest	247,721	296,199	(48,478)	(16.4)%
Minority share of income, net of tax	(14,613)	(10,672)	(3,941)	(36.9)%
Net Income	$233,108	$285,527	$(52,419)	(18.4)%

Basic Weighted Average Common Shares Outstanding	87,534	87,743	(209)	(0.2)%
Basic Earnings Per Share	$2.66	$3.25	$(0.59)	(18.2)%

Diluted Weighted Average Common Shares Outstanding	87,908	88,680	(772)	(0.9)%
Diluted Earnings Per Share	$2.65	$3.22	$(0.57)	(17.7)%

N/M - Percentage change not meaningful

UNITED STATES CELLULAR CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

ASSETS

	September 30,	December 31,
	2008	2007
Current Assets
Cash and cash equivalents	$177,608	$204,533
Marketable equity securities	—	16,352
Accounts receivable from customers and other	443,534	435,497
Inventory	112,553	100,990
Prepaid expenses	59,565	41,588
Other current assets	35,082	34,793
	828,342	833,753

Investments
Licenses	1,794,843	1,482,446
Goodwill	493,918	491,316
Customer lists	10,544	15,375
Investments in unconsolidated entities	175,424	157,693
Notes and interest receivable—long-term	4,328	4,422
	2,479,057	2,151,252

Property, Plant and Equipment
In service and under construction	5,754,793	5,409,115
Less accumulated depreciation	3,179,513	2,814,019
	2,575,280	2,595,096

Other Assets and Deferred Charges	31,290	31,773

Total Assets	$5,913,969	$5,611,874

UNITED STATES CELLULAR CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

LIABILITIES AND SHAREHOLDERS’ EQUITY

	September 30,	December 31,
	2008	2007
Current Liabilities
Accounts payable
Affiliated	$8,653	$8,519
Trade	264,740	252,272
Customer deposits and deferred revenues	152,988	143,445
Accrued taxes	35,874	43,105
Accrued compensation	52,296	59,224
Other current liabilities	100,025	97,678
	614,576	604,243

Long-Term Debt	1,006,431	1,002,293

Deferred Liabilities and Credits	832,512	765,786

Minority Interest	51,684	43,396

Common Shareholders’ Equity
Common Shares, par value $1 per share	55,046	55,046
Series A Common Shares, par value $1 per share	33,006	33,006
Additional paid-in capital	1,335,241	1,316,042
Treasury Shares	(50,361)	(41,094)
Accumulated other comprehensive income	—	10,134
Retained earnings	2,035,834	1,823,022
	3,408,766	3,196,156

Total Liabilities and Shareholders’ Equity	$5,913,969	$5,611,874

UNITED STATES CELLULAR CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

Nine Months Ended September 30,

(Unaudited, dollars in thousands)

	2008	2007
Cash Flows from Operating Activities
Net income	$233,108	$285,527
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities:
Depreciation, amortization and accretion	433,222	439,990
Bad debts expense	52,753	46,539
Stock-based compensation expense	11,293	11,383
Deferred income taxes, net	44,486	(10,756)
Equity in earnings of unconsolidated entities	(66,361)	(69,860)
Distributions from unconsolidated entities	50,859	47,595
Minority share of income	14,613	10,672
Unrealized fair value adjustment of derivative instruments	—	5,388
Gain on disposition of investments	(16,628)	(131,686)
Loss on asset disposals, net	16,776	7,899
Other noncash expense	1,539	1,333
Excess tax benefit from stock awards	(1,018)	(11,374)
Other operating activities	—	(5,000)
Changes in assets and liabilities from operations:
Change in accounts receivable	(71,551)	(72,684)
Change in inventory	(11,552)	4,224
Change in accounts payable - trade	11,383	2,873
Change in accounts payable - affiliate	134	(4,393)
Change in customer deposits and deferred revenues	9,534	20,413
Change in accrued taxes	(1,724)	39,302
Change in accrued interest	9,787	8,595
Change in other assets and liabilities	(24,073)	(4,267)
	696,580	621,713
Cash Flows from Investing Activities
Additions to property, plant and equipment	(395,637)	(377,399)
Proceeds from disposition of investments	16,690	4,301
Cash received from divestitures	6,838	4,277
Cash paid for acquisitions and licenses	(314,730)	(18,283)
Other investing activities	(1,255)	(1,346)
	(688,094)	(388,450)
Cash Flows from Financing Activities
Issuance of notes payable	100,000	25,000
Repayment of notes payable	(100,000)	(60,000)
Common shares reissued, net of tax payments	(1,286)	12,181
Common shares repurchased	(23,146)	(65,202)
Excess tax benefit from exercise of stock awards	1,018	11,374
Capital distributions to minority partners	(9,146)	(7,508)
Other financing activities	(2,851)	—
	(35,411)	(84,155)

Net Increase (Decrease) in Cash and Cash Equivalents	(26,925)	149,108
Cash and Cash Equivalents
Beginning of period	204,533	32,912
End of period	$177,608	$182,020